UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2019

Date of reporting period:	February 28, 2019

Item 1. Schedule of Investments:

Putnam Equity Income Fund
The fund's portfolio
2/28/19 (Unaudited)

COMMON STOCKS (96.2%)(a)
	Shares	Value
Aerospace and defense (3.2%)
Northrop Grumman Corp.	826,090	$239,533,056
Raytheon Co.	841,700	156,977,050

		396,510,106
Airlines (0.9%)
Southwest Airlines Co.	1,884,300	105,596,172

		105,596,172
Auto components (0.8%)
Delphi Automotive PLC	1,186,100	98,576,771

		98,576,771
Automobiles (1.0%)
General Motors Co.	2,983,519	117,789,330

		117,789,330
Banks (13.2%)
Bank of America Corp.	14,128,594	410,859,514
BB&T Corp.	1,617,400	82,438,878
Citigroup, Inc.	5,320,703	340,418,578
JPMorgan Chase & Co.	4,497,746	469,384,773
KeyCorp	4,013,900	70,885,474
Regions Financial Corp.	8,047,900	131,985,560
Wells Fargo & Co.	2,586,740	129,052,459

		1,635,025,236
Beverages (2.1%)
Keurig Dr Pepper, Inc.(S)	1,121,500	28,205,725
Molson Coors Brewing Co. Class B	1,692,600	104,365,716
PepsiCo, Inc.	1,143,200	132,199,648

		264,771,089
Biotechnology (2.3%)
Amgen, Inc.	818,100	155,504,448
Gilead Sciences, Inc.	1,936,900	125,937,238

		281,441,686
Building products (1.0%)
Johnson Controls International PLC	3,492,141	123,167,813

		123,167,813
Capital markets (3.2%)
Charles Schwab Corp. (The)	1,326,800	61,046,068
Goldman Sachs Group, Inc. (The)	541,993	106,610,023
KKR & Co., Inc. Class A	5,665,096	125,935,084
State Street Corp.	1,416,780	101,823,979

		395,415,154
Chemicals (2.3%)
Air Products & Chemicals, Inc.	555,100	100,573,018
DowDuPont, Inc.	2,988,649	159,085,786
Sherwin-Williams Co. (The)	44,700	19,364,040

		279,022,844
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Private) (Germany)(NON)(F)(RES)	39	33
New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Private) (Germany)(NON)(F)(RES)	16	14

		47
Communications equipment (1.3%)
Cisco Systems, Inc.	3,201,307	165,731,663

		165,731,663
Consumer finance (0.7%)
Capital One Financial Corp.	950,100	79,409,358
Oportun Financial Corp. (acquired 6/23/15, cost $2,781,056) (Private)(NON)(F)(RES)	975,809	2,092,280

		81,501,638
Containers and packaging (0.8%)
Ball Corp.	1,874,600	102,690,588

		102,690,588
Diversified telecommunication services (1.9%)
AT&T, Inc.	5,089,900	158,397,688
Verizon Communications, Inc.	1,290,070	73,430,784

		231,828,472
Electric utilities (4.2%)
American Electric Power Co., Inc.	2,177,400	176,696,010
Edison International	1,504,100	90,080,549
Exelon Corp.	2,686,300	130,527,317
NextEra Energy, Inc.	656,500	123,238,180

		520,542,056
Electrical equipment (0.3%)
Emerson Electric Co.	594,500	40,515,175

		40,515,175
Energy equipment and services (0.5%)
Halliburton Co.	1,962,500	60,229,125

		60,229,125
Equity real estate investment trusts (REITs) (3.1%)
American Tower Corp.	937,141	165,077,387
Boston Properties, Inc.	696,200	92,378,778
Gaming and Leisure Properties, Inc.	3,379,946	122,962,435

		380,418,600
Food and staples retail (5.0%)
BJ's Wholesale Club Holdings, Inc.(NON)(S)	3,694,239	93,538,131
Kroger Co. (The)	5,223,400	153,202,322
Walgreens Boots Alliance, Inc.	1,183,900	84,281,841
Walmart, Inc.	2,904,700	287,536,253

		618,558,547
Health-care equipment and supplies (2.9%)
Becton Dickinson and Co. (BD)	890,895	221,645,767
Danaher Corp.	1,029,100	130,716,282

		352,362,049
Health-care providers and services (1.4%)
Cigna Corp.	1,005,100	175,329,644

		175,329,644
Hotels, restaurants, and leisure (0.9%)
Hilton Worldwide Holdings, Inc.	1,355,999	112,683,517

		112,683,517
Household durables (0.5%)
HC Brillant Services GmbH (acquisition dates ranging from 8/2/13 to 8/31/16, cost $52) (Private) (Germany)(NON)(F)(RES)	78	67
PulteGroup, Inc.	2,510,200	67,775,400

		67,775,467
Household products (1.3%)
Procter & Gamble Co. (The)	1,627,500	160,390,125

		160,390,125
Independent power and renewable electricity producers (1.0%)
NRG Energy, Inc.	3,004,600	125,231,728

		125,231,728
Industrial conglomerates (0.9%)
General Electric Co.	2,826,820	29,370,660
Honeywell International, Inc.	558,200	86,001,874

		115,372,534
Insurance (3.2%)
American International Group, Inc.	2,934,178	126,756,490
Assured Guaranty, Ltd.	4,176,980	174,430,685
Hartford Financial Services Group, Inc. (The)	1,904,000	93,981,440

		395,168,615
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13, cost $2,567,154) (Private) (Luxembourg)(NON)(F)(RES)	60,600	554,226

		554,226
IT Services (1.8%)
DXC Technology Co.	1,550,200	102,096,172
Fidelity National Information Services, Inc.	1,061,400	114,790,410

		216,886,582
Machinery (0.5%)
Stanley Black & Decker, Inc.	461,800	61,156,174
Wabtec Corp.	15,183	1,112,296

		62,268,470
Media (2.4%)
Charter Communications, Inc. Class A(NON)	388,659	134,052,376
Comcast Corp. Class A	4,115,200	159,134,784

		293,187,160
Metals and mining (1.3%)
Alcoa Corp.(NON)	3,220,000	94,990,000
Freeport-McMoRan, Inc. (Indonesia)	5,268,900	67,968,810

		162,958,810
Mortgage real estate investment trusts (REITs) (0.3%)
MFA Financial, Inc.	5,082,805	36,951,992

		36,951,992
Oil, gas, and consumable fuels (10.6%)
Anadarko Petroleum Corp.	1,741,482	75,754,467
BP PLC (United Kingdom)	20,336,082	144,142,405
ConocoPhillips	3,145,000	213,388,250
Encana Corp. (Canada)	7,150,700	52,491,175
Enterprise Products Partners LP	4,683,600	129,501,540
EOG Resources, Inc.	702,700	66,053,800
Exxon Mobil Corp.	2,798,092	221,133,211
Kinder Morgan, Inc.	4,281,700	82,037,372
Marathon Oil Corp.	4,331,680	71,905,888
TOTAL SA (France)	2,041,421	116,077,433
Valero Energy Corp.	1,624,300	132,477,908

		1,304,963,449
Personal products (0.2%)
Coty, Inc. Class A(NON)(S)	2,601,321	28,614,531

		28,614,531
Pharmaceuticals (7.2%)
AstraZeneca PLC ADR (United Kingdom)	3,656,600	152,041,428
Eli Lilly & Co.	1,314,200	165,970,318
Johnson & Johnson	1,869,270	255,417,053
Merck & Co., Inc.	2,412,091	196,078,877
Pfizer, Inc.	2,777,820	120,418,497

		889,926,173
Road and rail (1.4%)
Union Pacific Corp.	1,039,700	174,357,690

		174,357,690
Semiconductors and semiconductor equipment (3.1%)
Intel Corp.	2,012,700	106,592,592
NXP Semiconductors NV	591,600	54,024,912
ON Semiconductor Corp.(NON)	1,887,700	40,547,796
Qualcomm, Inc.	2,061,900	110,084,841
Texas Instruments, Inc.	672,000	71,084,160

		382,334,301
Software (3.2%)
Microsoft Corp.	3,486,000	390,536,580

		390,536,580
Specialty retail (1.4%)
Home Depot, Inc. (The)	508,800	94,199,232
O'Reilly Automotive, Inc.(NON)	220,700	82,091,572

		176,290,804
Technology hardware, storage, and peripherals (1.9%)
Apple, Inc.	1,330,100	230,306,815

		230,306,815
Thrifts and mortgage finance (1.0%)
Radian Group, Inc.	6,220,840	126,656,302

		126,656,302

Total common stocks (cost $8,651,486,250)		$11,880,439,676

CONVERTIBLE PREFERRED STOCKS (1.1%)(a)
	Shares	Value
Danaher Corp. 4.75% cv. pfd.(NON)	61,874	$63,340,729
Global Fashion Group SA zero % cv. pfd. (acquisition dates ranging from 7/11/16 to 9/14/17, cost $309,306) (Luxembourg) (Private)(NON)(F)(RES)	47,052	438,927
Mandatory Exchangeable Trust Securities 144A $5.75 cv. pfd.	302,514	61,646,303
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $7,592) (Private)(NON)(F)(RES)	2,664	5,712
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $145,237) (Private)(NON)(F)(RES)	46,107	109,267
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $341,111) (Private)(NON)(F)(RES)	67,016	256,629
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $494,779) (Private)(NON)(F)(RES)	97,206	372,238
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $277,459) (Private)(NON)(F)(RES)	50,539	208,742
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $837,565) (Private)(NON)(F)(RES)	109,058	630,128
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $2,349,227) (Private)(NON)(F)(RES)	824,290	1,767,401
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $2,970,584) (Private)(NON)(F)(RES)	1,042,310	2,234,868
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $9,110,862) (Private)(NON)(F)(RES)	3,199,825	6,854,025

Total convertible preferred stocks (cost $109,147,417)		$137,864,969

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.75%, 11/30/20(i)	$212,000	$214,192
2.125%, 9/30/21(i)	124,000	123,945
1.75%, 9/30/22(i)	146,000	143,319

Total U.S. treasury obligations (cost $481,456)		$481,456

SHORT-TERM INVESTMENTS (3.6%)(a)
		Principal amount/ shares	Value
Interest in $494,641,000 joint tri-party repurchase agreement dated 2/28/19 with Citigroup Global Markets, Inc. due 3/1/19 - maturity value of $62,120,521 for an effective yield of 2.620% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.375% to 3.000% and due dates ranging from 12/31/21 to 2/15/47, valued at $504,615,703)		$62,116,000	$62,116,000
Interest in $450,000,000 joint tri-party repurchase agreement dated 2/28/19 with HSBC Bank USA, National Association due 3/1/19 - maturity value of $50,459,602 for an effective yield of 2.570% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 6.000% and due dates ranging from 1/1/38 to 7/1/55, valued at $459,032,768)		50,456,000	50,456,000
Putnam Cash Collateral Pool, LLC 2.67%(AFF)	Shares	73,492,808	73,492,808
Putnam Short Term Investment Fund 2.58%(AFF)	Shares	242,928,327	242,928,327
U.S. Treasury Bills 2.427%, 5/23/19(SEGSF)		$4,266,000	4,242,444
U.S. Treasury Bills 2.461%, 7/25/19(SEGSF)		1,805,000	1,787,376
U.S. Treasury Bills 2.514%, 6/6/19(SEGSF)		1,264,000	1,255,823
U.S. Treasury Bills 2.375%, 3/21/19(SEGSF)		893,000	891,836
U.S. Treasury Bills 2.421%, 5/16/19(SEGSF)		814,000	809,893
U.S. Treasury Bills 2.479%, 4/11/19(SEGSF)		371,000	369,982
U.S. Treasury Bills 2.548%, 6/13/19(SEGSF)		369,000	366,444
U.S. Treasury Bills 2.431%, 5/2/19(SEGSF)		278,000	276,855
U.S. Treasury Bills 2.464%, 4/18/19(SEGSF)		210,000	209,332

Total short-term investments (cost $439,203,121)			$439,203,120
TOTAL INVESTMENTS

Total investments (cost $9,200,318,244)			$12,457,989,221

	FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $378,928,136) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	3/20/19	$15,360,489	$15,461,659	$101,170
	Barclays Bank PLC
		British Pound	Sell	3/20/19	89,104,522	86,009,948	(3,094,574)
	Citibank, N.A.
		Canadian Dollar	Sell	4/17/19	28,770,973	27,921,735	(849,238)
	Goldman Sachs International
		British Pound	Sell	3/20/19	129,184,765	124,729,552	(4,455,213)
		Canadian Dollar	Sell	4/17/19	26,161,786	25,388,499	(773,287)
		Euro	Sell	3/20/19	51,677,836	52,031,454	353,618
	State Street Bank and Trust Co.
		Euro	Sell	3/20/19	47,063,496	47,385,289	321,793

	Unrealized appreciation						776,581

	Unrealized (depreciation)						(9,172,312)

	Total						$(8,395,731)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from December 1, 2018 through February 28, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $12,354,434,827.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $15,524,557, or 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 11/30/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/28/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$135,744,665	$158,969,106	$221,220,963	$774,669	$73,492,808
	Putnam Short Term Investment Fund**	297,757,049	60,170,431	114,999,153	1,541,127	242,928,327

	Total Short-term investments	$433,501,714	$219,139,537	$336,220,116	$2,315,796	$316,421,135
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $73,492,808, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $70,722,421.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $9,827,649.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $9,448,246 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $114,837,397, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $8,818,694 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $9,827,649 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$525,015,632	$—	$—
Consumer discretionary	573,115,822	—	554,293
Consumer staples	1,072,334,292	—	—
Energy	1,365,192,574	—	—
Financials	2,668,626,657	—	2,092,280
Health care	1,699,059,552	—	—
Industrials	1,017,787,960	—	47
Information technology	1,385,795,941	—	—
Materials	544,672,242	—	—
Real Estate	380,418,600	—	—
Utilities	645,773,784	—	—

Total common stocks	11,877,793,056	—	2,646,620
Convertible preferred stocks	63,340,729	61,646,303	12,877,937
U.S. treasury obligations	—	481,456	—
Short-term investments	242,928,327	196,274,793	—

Totals by level	$12,184,062,112	$258,402,552	$15,524,557
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(8,395,731)	$—

Totals by level	$—	$(8,395,731)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$776,581	$9,172,312

Total	$776,581	$9,172,312

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$421,400,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: April 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: April 26, 2019